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EXHIBIT 23.3

CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 26, 2004, in the Registration Statement (Form S-1) and related Prospectus of Medis Technologies Ltd. dated June 10, 2004.

June 10, 2004	Kost Forer Gabbay & Kasierer
Tel-Aviv, Israel	A Member of Ernst & Young Global

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  EXHIBIT 23.3
CONSENT OF INDEPENDENT AUDITORS